Exhibit 3.41

Delaware The First State	Page 1

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “LKQ MIDWEST, INC.” AS RECEIVED AND FILED IN THIS OFFICE.
THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:
CERTIFICATE OF INCORPORATION, FILED THE SIXTH DAY OF JANUARY, A.D. 2000, AT 1 O`CLOCK P.M.
CERTIFICATE OF AGREEMENT OF MERGER, FILED THE TWENTY-SIXTH DAY OF AUGUST, A.D. 2003, AT 7:59 O`CLOCK P.M.
CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE SECOND DAY OF MARCH, A.D. 2005, AT 7:49 O`CLOCK P.M.
CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTY-EIGHTH DAY OF MARCH, A.D. 2016, AT 8:30 O`CLOCK A.M.
CERTIFICATE OF MERGER, FILED THE NINETEENTH DAY OF DECEMBER, A.D. 2018, AT 2:14 O`CLOCK P.M.

3155231 8100H SR# 20224163523	Authentication: 204995004 Date: 12-02-22
You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware The First State	Page 2

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2018.
CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "LKQ SMART PARTS, INC." TO "LKQ MIDWEST, INC.", FILED THE EIGHTH DAY OF OCTOBER, A.D. 2019, AT 4:55 O`CLOCK P.M.
CERTIFICATE OF MERGER, FILED THE EIGHTEENTH DAY OF DECEMBER, A.D. 2019, AT 4:09 O`CLOCK P.M.
CERTIFICATE OF MERGER, FILED THE TWENTY-FIFTH DAY OF NOVEMBER, A.D. 2020, AT 5:15 O`CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2020.
CERTIFICATE OF MERGER, FILED THE FIRST DAY OF DECEMBER, A.D. 2020, AT 2:51 O`CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2020.

3155231 8100H SR# 20224163523	Authentication: 204995004 Date: 12-02-22
You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware The First State	Page 3

CERTIFICATE OF MERGER, FILED THE FIRST DAY OF DECEMBER, A.D. 2020, AT 2:57 O`CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2020.
CERTIFICATE OF MERGER, FILED THE SEVENTH DAY OF APRIL, A.D. 2021, AT 2:49 O`CLOCK P.M.
CERTIFICATE OF MERGER, FILED THE SEVENTH DAY OF APRIL, A.D. 2021, AT 2:52 O`CLOCK P.M.
CERTIFICATE OF MERGER, FILED THE TWENTY-EIGHTH DAY OF APRIL, A.D. 2021, AT 9:44 O`CLOCK A.M.
CERTIFICATE OF MERGER, FILED THE TWENTY-NINTH DAY OF APRIL, A.D. 2021, AT 11:14 O`CLOCK A.M.
CERTIFICATE OF MERGER, FILED THE SECOND DAY OF JULY, A.D. 2021, AT 9:37 O`CLOCK A.M.
CERTIFICATE OF MERGER, FILED THE THIRTIETH DAY OF JUNE, A.D. 2022, AT 2:11 O`CLOCK P.M.

3155231 8100H SR# 20224163523	Authentication: 204995004 Date: 12-02-22
You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware The First State	Page 4

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, “LKQ MIDWEST, INC.”.

3155231 8100H SR# 20224163523	Authentication: 204995004 Date: 12-02-22
You may verify this certificate online at corp.delaware.gov/authver.shtml

CERTIFICATE OF INCORPORATION
OF
LKQ SMART PARTS, INC.

1.The name of the corporation is: LKQ Smart Parts, Inc.
2.The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.
3.The nature of the business or purposes to be conducted or promoted is:
To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade. deal in and deal with goods, wares and merchandise and personal property of every class and description.
To acquire, and pay for in cash, stock or bonds of this corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.
To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions. improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of this corporation.
To acquire by purchase. subscription or otherwise, and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge or otherwise dispose of or deal in and with any of the shares of the capital stock, or any voting trust certificates in respect of the shares of capital stock, scrip, warrants, rights, bonds, debentures, notes, trust receipts, and other securities, obligations, chooses in action and evidences of indebtedness or interest issued or created by any corporations, joint stock companies, syndicates, associations, firms, trusts or persons, public or private, or by the government of the United States of America, or by any foreign government, or by any state, territory, province, municipality or other political subdivision or by any governmental agency, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote therein, and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof.

To borrow or raise money for any of the purposes of the corporation and from time to time without limit as to amount, to draw, make, accept endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the corporation. whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the corporation for its corporate purposes.
To purchase, receive, take by grant, gift, devise, bequest or otherwise, lease, or otherwise acquire, own, hold, improve, employ, use and otherwise deal In and with real or personal property, or any interest therein, wherever situated, and to sell, convey, lease, exchange, transfer or otherwise dispose of, or mortgage or pledge, all or any of the corporation's property and assets, or any interest therein, wherever situated.
In general, to possess and exercise all the powers and privileges granted by the General Corporation Law of Delaware or by any other law of Delaware or by this Certificate of Incorporation together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the corporation.
The business and purposes specified in the foregoing clauses shall, except where otherwise expressed. be in nowise limited or restricted by reference to, or inference from. the terms of any other clause in this Certificate of Incorporation. but the business and purposes specified in each of the foregoing clauses of this article snail be regarded as independent business and purposes.
4.The total number of shares of stock which the corporation shall have authority to issue is: One Thousand (1,000) and the par value of each of such shares is .01 Dollars ($0.01) amounting in the aggregate to Ten Dollars ($10.00).
At all elections of directors of the corporation, each stockholder shall be entitled to as many votes as shall equal the number of votes which (except for such provision as to cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by him. and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.

The holders of majority shall, upon the issuance or sale of shares of stock of any class (whether now or hereafter authorized) or any securities convertible into such stock, have the right, during such period of time and on such conditions as the board of directors shall prescribe, to subscribe to and purchase such shares or securities in proportion to their respective holding, at such price or prices as the board of directors may from time to time fix and as may be permitted by law.
5.The name and mailing address of each incorporator is as follows:
NAME                MAILING ADDRESS
Daniel J. Hemmer    676 N. Michigan Avenue
Suite 4000
Chicago, IL 60611

6.The corporation is to have perpetual existence.
7.In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:
To make, alter or repeal the by-laws of the corporation.
To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.
To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.
By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The by-laws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the by-laws of the corporation. shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution or amending the by-laws of the corporation; and, unless the resolution or by-laws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.
When and as authorized by the stockholders in accordance with law, to sell. lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.
8.Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.
Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.
Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.
9.The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.
10.A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 6th day of January, 2000.

_/s/ Daniel J. Hemmer_____________
Daniel J. Hemmer, Secretary

AGREEMENT OF MERGER
AGREEMENT OF MERGER, dated this 12th day of January, 2000, pursuant to Section 252 of the General Corporation Law of the State of Delaware, between LKQ Smart Parts, Inc., a Delaware corporation and Hustisford Auto Co., a Wisconsin corporation.
WITNESSETH that:
WHEREAS, all of the constituent corporations to merge into a single corporation; and
NOW, THEREFORE, the corporations, parties to this Agreement, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of said merger and mode of carrying the same into effect as follows:
FIRST: LKQ Smart Parts, Inc., a Delaware corporation, hereby merges into itself Hustisford Auto Co., a Wisconsin corporation, and said Hustisford Auto Co., a Wisconsin corporation, shall be and hereby is merged into LKQ Smart Parts, Inc., a Delaware corporation, which shall be the surviving corporation.
SECOND: The Certificate of Incorporation of LKQ Smart Parts, Inc., a Delaware corporation, as heretofore amended and is in effect on the date of the merger provided in this Agreement, shall continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger.
THIRD: The manner of converting the outstanding shares of the capital stock of each of the constituent corporations into shares or other securities of the surviving corporation shall be as follows:
(a)Each share of common stock of the surviving corporation, which shall be issued and outstanding on the effective date of this Agreement, shall remain issued and outstanding.
(b)Each share of common stock of the merged corporation which shall be outstanding on the effective date of this Agreement, all rights in respect thereto shall forthwith be changed and converted into one share of common stock of the surviving corporation.
(c)After the effective date of this Agreement, each holder of an outstanding certificate representing shares of common stock of the merged corporation shall surrender the same to the surviving corporation and each such holder shall be entitled upon such surrender to receive the number of shares of common stock of the surviving corporation on the basis provided herein. Until so surrendered, the outstanding shares of stock of the merged corporation to be converted into the stock of the surviving corporation as provided herein, may be treated by the surviving corporation for all corporate purposes as evidencing the ownership of shares of the surviving corporations as though said surrender and exchange had take place. After the effective date of this Agreement, each registered owner of any uncertificated shares of common stock of the merged corporation shall have said shares of cancelled and said registered owner shall be entitled to the number of common shares of the surviving corporation on the basis provided herein.
FOURTH: The terms and conditions of the merger are as follows:
(a)The by-laws of the surviving corporation as they shall exist on the effective date of this Agreement shall be and remain the bylaws of the surviving corporation until the same shall be altered, amended and repealed as therein provided.
(b)The directors and officers of the surviving corporation shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected and qualified.
(c)This merger shall become effective upon filing with the Secretary of State of Delaware. However, for all accounting purposes of the effective date of the merger shall be as of the close of business on January 12, 2000.

IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by their respective Board of Directors have caused these presents to be executed by the Presidents of each party hereto as the respective act, deed and agreement of said corporations on this 12th day of January, 2000.

LKQ Smart Parts, Inc.,
a Delaware corporation

By _/s/ Joseph M. Holsten_________
Joseph M. Holsten, President

Hustisford Auto Co.,
A Wisconsin corporation

By _/s/ Joseph M. Holsten_________
Joseph M. Holsten, President

I, Daniel J. Hemmer Secretary of LKQ Smart Parts, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such Secretary, that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of the said corporation and having been signed on behalf of Hustisford Auto Co., a corporation of the State of Wisconsin, was duly adopted pursuant to section 228 of Title 8 of the Delaware Code by the unanimous written consent of the stockholders holding all 100 shares of the capital stock of the corporation issued and outstanding, which Agreement of Merger was thereby adopted as to the act of the stockholders of said LKQ Smart Parts, Inc. and the duly adopted agreement and act of the aid corporation.
WITNESS, my hand on the 12th day of January, 2000,

__/s/ Daniel J. Hemmer_______________
Daniel J. Hemmer, Secretary

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
AND OF REGISTERED AGENT
It is hereby certified that:
1.The name of the corporation (hereinafter called the “Corporation”) is LKQ Smart Parts, Inc.
2.The registered office of the Corporation within the State of Delaware is hereby changed to 9 East Loockerman Street, Suite 1B, City of Dover 19901, County of Kent.
3.The registered agent of the Corporation within the State of Delaware is hereby changed to National Registered Agents, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.
4.The Corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.
Signed on. 2/18/2005

_/s/ Walter P. Hanley__________
Walter P. Hanley
Secretary

STATE OF DELAWARE
CERTIFICATE OF CHANGE OF REGISTERED AGENT
AND/OR REGISTERED OFFICE

The corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:
1.The name of the corporation is LKQ Smart Parts, Inc.____________________________ _____________________________________________________________________________.
2.    The Registered Office of the corporation in the State of Delaware is changed to
__3411 Silverside Road Rodney Building #104_______________________________________ ________________________(street), in the City of Wilmington__________________________, County of __New Castle_______________Zip Code __19810_________________. The name of the Registered Agent at such address upon whom process against this Corporation may be served is Corporate Creations Network Inc.________________________________________________.
3.    The foregoing change to the registered office/agent was adopted by a resolution of the Board of Directors of the corporation,

By:	/s/ Jessica Morales
Authorized Officer

Name:	Jessica Morales, Special Secretary
Print or Type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Smart Parts, Inc.___________________ _________________________________________, a Delaware corporation, and the name of the corporation being merged into this surviving corporation is Akron Airport Properties, Inc.______, ________a Ohio___corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ Smart Parts, Inc.__________________ _________________________________________________________, a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is _____________
____1,000 at $0.01______________________________________________________________.
SIXTH: The merger is to become effective on 12/31/2018______________________________.
SEVENTH: The Agreement of Merger is on file at 500 W. Madison Street________________
Suite 2800 Chicago, IL 60661__________________________________________, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the ____18th_______ day of ____December_____, A.D., 2018.

By:	/s/ Matthew J. McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of
LKQ Smart Parts, Inc.___________________________________________________________
resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “First_____________” so that, as amended, said Article shall be and read as follows:

First: The name of the corporation is LKQ Midwest, Inc.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ______27th______ day of September, 2019__.

By:	/s/ Matthew McKay
Authorized Officer

Title:	Secretary

Name:	Matthew McKay
Print or Type

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATIONS
Pursuant to Title 8, Section 251(c) of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Midwest, Inc.__________________ ____________________________________________, and the name of the corporation being merged into this surviving corporation is LKQ Tire & Recycling, Inc.___________________ ________________________________________________.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations.
THIRD: The name of the surviving corporation is LKQ Midwest, Inc. ________________ ______________________________________________________ a Delaware corporation.
FOURTH: The. Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.
FIFTH: The merger is to become effective on upon filing____________________________.
SIXTH: The Agreement of Merger is on file at 500 W. Madison Street___________________ Suite 2800, Chicago, IL 60661__________________________________, the place of business of the surviving corporation.
SEVENTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the ____18th______ day of December________, A.D., 2019____.

By:	/s/ Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Midwest, Inc.____________________ _____________________________________________, a Delaware corporation, and the name of the corporation being merged into this surviving corporation is LKQ of Michigan, Inc._____, a Michigan_______ corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ Midwest, Inc.___________________ ______________________________________________________, a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is __________ ______1000 at no par value___________________________________________________.
SIXTH: The merger is to become effective on 12/31/2020_________________________.
SEVENTH: The Agreement of Merger is on file at 500 W. Madison Street, Suite 2800,____ Chicago, IL 60661______________________________, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the 11th day of November , A.D., 2020 .

By:	/s/ Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Midwest, Inc._____________________ ______________________________________________, a Delaware corporation, and the name of the corporation being merged into this surviving corporation is LKQ West Michigan, Inc. , a Michigan corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ Midwest, Inc.____________________ ___________________________________________, a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is _____________ 1000 at no par value__________________________________________________________.
SIXTH: The merger is to become effective on 12/31/2020
SEVENTH: The Agreement of Merger is on file at 500 W. Madison Street Suite 2800, Chicago, IL 60661__________________________________________, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the 1st____ day of December A.D., 2020 .

By:	/s/ Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ MIDWEST, INC._______________ ________________ _____________________________, a Delaware corporation, and the name of the corporation being merged into this surviving corporation is LKQ TriplettASAP, Inc. , a Ohio corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ MIDWEST, INC. ______________ ___________________________________________, a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is _____________ 1000 at no par value__________________________________________________________.
SIXTH: The merger is to become effective on 12/31/2020___________________________.
SEVENTH: The Agreement of Merger is on file at 500 W. Madison Street Suite 2800, Chicago, IL 60661__________________________________________, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the 1st____ day of December A.D., 2020 .

By:	/s/ Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Midwest, Inc._____________________ ______________________________________________, a Delaware corporation, and the name of the corporation being merged into this surviving corporation is LKQ of Indiana, Inc. , a Indiana corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ Midwest, Inc. ______________ ___________________________________________, a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is _____________ 1,000 no par value__________________________________________________________.
SIXTH: The merger is to become effective on upon filing___________________________.
SEVENTH: The Agreement of Merger is on file at 500 W. Madison Street Suite 2800, Chicago, IL 60661__________________________________________, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the 7th___ day of April A.D., 2021 .

By:	/s/ Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Midwest, Inc._____________________ ______________________________________________, a Delaware corporation, and the name of the corporation being merged into this surviving corporation is LKQ Great Lakes Corp. , a Indiana corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ Midwest, Inc.______________ ___________________________________________, a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is _____________ 1,000 no par value__________________________________________________________.
SIXTH: The merger is to become effective on upon filing___________________________.
SEVENTH: The Agreement of Merger is on file at 500 W. Madison Street Suite 2800, Chicago, IL 60661__________________________________________, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the 7th___ day of April A.D., 2021 .

By:	/s/ Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ MIDWEST, INC. _____________ ______________________________________________, a Delaware corporation, and the name of the corporation being merged into this surviving corporation is A-Reliable Auto Parts & Wreckers, Inc. , a Illinois corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ Midwest, Inc. ______________ ___________________________________________, a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is _____________ 1,000 common, .0000 par value____________________________________________________.
SIXTH: The merger is to become effective on upon filing___________________________.
SEVENTH: The Agreement of Merger is on file at 500 W. Madison Street, Suite 2800, Chicago, IL 60661__________________________________________, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the 27th___ day of April A.D., 2021 .

By:	/s/ Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ MIDWEST, INC. ____________ ______________________________________________, a Delaware corporation, and the name of the corporation being merged into this surviving corporation is LKQ Metro, Inc. , a Illinois corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ MIDWEST, INC. ______________ ___________________________________________, a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is 1000 no par value__________________________________________________________.
SIXTH: The merger is to become effective on upon filing___________________________.
SEVENTH: The Agreement of Merger is on file at 500 W. Madison Street Suite 2800, Chicago, IL 60661__________________________________________, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the 28th___ day of April A.D., 2021 .

By:	/s/ Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Midwest, Inc._____________________ ______________________________________________, a Delaware corporation, and the name of the corporation being merged into this surviving corporation is LKQ Minnesota, Inc. , a Minnesota corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ Midwest, Inc. ______________ ___________________________________________, a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is _____________ 1000 no par value_________________________________________________________.
SIXTH: The merger is to become effective on upon filing___________________________.
SEVENTH: The Agreement of Merger is on file at 500 W. Madison Street Suite 2800, Chicago, IL 60661__________________________________________, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the 1st ___ day of July A.D., 2021 .

By:	/s/ Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Midwest, Inc._____________________ ______________________________________________, a Delaware corporation, and the name of the corporation being merged into this surviving corporation is LKQ West Michigan Auto Parts, Inc. , a Michigan corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ Midwest, Inc. ______________ ___________________________________________, a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is _____________ 50,000 common stock, $1 par value per share_____________________________________.
SIXTH: The merger is to become effective on 6/30/2022___________________________.
SEVENTH: The Agreement of Merger is on file at 500 W. MADISON STREET STE 2800, CHICAGO, IL 60661__________________________________________, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the 30th day of June A.D., 2022 .

By:	/s/ Matthew McKay
Authorized Officer

Name:	Matthew McKay
Print or Type

Title:	Secretary